UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 15, 2005

Greens Worldwide Incorporated

(Exact name of registrant as specified in its charter)

Arizona	000-25025	86-0718104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

346 Woodland Church Road, Hertford, North Carolina 27944

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code 252-264-2064

______________________________________________________________________________________

Item 1.01 Entry into A Material Definitive Agreement

On September 15, 2005, the Company entered into an agreement with Worldwide Marketing and Media, LLC and has issued a press release, which is attached as Exhibit 10.1.

EXHIBITS

Exhibit Number	Description
10.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2005

Greens Worldwide Incorporated

/s/  R. Thomas Kidd

R. Thomas Kidd

President & CEO

2